Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies [Abstract]
Schedule of Commitments for Lease Ancillary Services Fees	The Company also has commitments including commitments for lease ancillary services fees. As of December 31, 2023, these commitments are analyzed as follows:
Year	(In thousands)
2024	39
2025	16
Total	55